UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 15, 2023

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Altus Power, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39798 (Commission File Number)	85-3448396 (I.R.S. Employer Identification Number)
2200 Atlantic Street, 6th Floor Stamford, CT 06902
(Address of principal executive offices and zip code)
(203) 698-0090
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	AMPS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Altus Power, Inc. (the “Company”) previously filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission (the “SEC”) on February 16, 2023. The Original 8-K disclosed the purchase of approximately 220 MWs of solar assets of True Green Capital Fund III, L.P. through acquisitions of the membership interests of APAF III Operating, LLC (the “Acquisition”).

This Amendment No. 1 to the Original 8-K is being filed to provide the required financial statements under Rule 3-05 of Regulation S-X with respect to APAF III Operating, LLC. Additionally, this report presents the required pro forma financial information reflecting the impact of the Acquisition on the Company.

The Company’s results with respect to APAF III Operating, LLC may be materially different from those expressed in this amended current report due to various factors, including but not limited to those discussed in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 30, 2023.

Item 9.01 - Financial Statements and Exhibits.
(a) Financial statements of business acquired
The following financial statements and related notes are attached hereto as Exhibit 99.1:
•Audited statement of assets, liabilities, and member’s capital and schedule of investments as of December 31, 2021, and statement of operations, of changes in member’s capital, and of cash flows for the year then ended, for Portfolio A Financing (Fund III), LLC.
•Audited combined balance sheet as of December 31, 2021, and statement of income, of changes in members’ equity, and of cash flows for the year then ended, for Portfolio B Companies.
•Unaudited statement of assets, liabilities, and member’s capital and schedule of investments as of September 30, 2022, and statement of operations, of changes in member’s capital, and of cash flows for the nine months then ended, for Portfolio A Financing (Fund III), LLC.
•Unaudited combined balance sheet as of September 30, 2022, and statement of income, of changes in members’ equity, and of cash flows for the nine months then ended, for Portfolio B Companies.
(b) Pro forma financial information
The following pro forma financial information and related notes are attached hereto as Exhibit 99.2:
•Unaudited pro forma condensed combined balance sheet as of September 30, 2022.
•Unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2022.
•Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021.
(d) Exhibits

Exhibit No.	Description
23.1	Consent of KPMG LLP
23.2	Consent of Mahoney Sabol & Company, LLP
99.1	Financial Statements with respect to the Acquisition of APAF III Operating, LLC
99.2	Pro Forma Financial Information with respect to the Acquisition of APAF III Operating, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2023

Altus Power, Inc.

By:	/s/ Gregg J. Felton
Name:	Gregg J. Felton
Title:	Co-Chief Executive Officer and Director